UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2006

APPLIED MEDICAL DEVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-09064	84-0789885
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5528 Westcott Circle, Frederick, Maryland	21703
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 838-5634

106 S. University Blvd. #14, Denver, CO 80209
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

(a)
On December 12, 2006, the Board of Directors of Applied Medical Devices, Inc. (“AMDI” or “Company”) decided to engage Paritz & Co., Hackensack, NJ as independent principal accountant and auditor to report on the Company’s financial statements for the fiscal year ending April 30, 2007, including performing the required quarterly reviews.

In conjunction with the new engagement, the Company has dismissed its former accountant, AJ. Robbins, Inc., Denver, Colorado (“Robbins”) as the Company’s principal accountant effective December 12, 2006. Robbins has served the Company well since February 24, 2000. Under Item 304 of Regulation S-K, the reason for the auditor change is dismissal, not resignation nor declining to stand for re-election.

During the two most recent fiscal years and the interim period through the date of the dismissal, there were no disagreements with Robbins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Robbins’ satisfaction, would have caused Robbins to make reference to the subject matter of the disagreements in connection with its reports.

During the two most recent fiscal years through the date of dismissal, the reports of Robbins did not contain any adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company requested that Robbins furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Robbins agreed with the above statements. A copy of Robbins’ letter to the SEC dated December 13, 2006 is filed as an Exhibit to this Form 8-K.

(b)
On December 12, 2006, the Company approved the engagement of Paritz & Co. as the Company's new independent registered public accounting firm for the fiscal year ending April 30, 2007. During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of Robbins, the Company did not consult with Paritz & Co. regarding any matters described in Item 304(a)(2)(i)or(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit 16.1 Letter from AJ. Robbins, Inc. dated December 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SMI PRODUCTS, INC.

DATE: December 13, 2006	By:	/s/ Thomas W. Colligan
Thomas W. Colligan
President and Chief Executive Officer